Exhibit 99.7

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1)(iii) of the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that a single joint Schedule 13D and any amendments thereto may be filed on behalf of each of the undersigned with respect to the securities held by each of them in Enviva Partners, LP.  This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

Dated: July 22, 2020

ENVIVA COTTONDALE ACQUISITION I, LLC

By:	/s/ Jason E. Paral
Name:	Jason E. Paral
Title: Vice President, Associate General Counsel, Chief Compliance Officer and Secretary

ENVIVA MLP HOLDCO, LLC

By:	/s/ Jason E. Paral
Name:	Jason E. Paral
Title: Vice President, Associate General Counsel, Chief Compliance Officer and Secretary

ENVIVA HOLDINGS, LP

By Enviva Holdings GP, LLC, its general partner

By:	/s/ Jason E. Paral
Name:	Jason E. Paral
Title: Vice President, Associate General Counsel, Chief Compliance Officer and Secretary

ENVIVA HOLDINGS GP, LLC

By:	/s/ Jason E. Paral
Name:	Jason E. Paral
Title: Vice President, Associate General Counsel, Chief Compliance Officer and Secretary

ENVIVA DEVELOPMENT HOLDINGS, LLC

By:	/s/ Jason E. Paral
Name:	Jason E. Paral
Title: Vice President, Associate General Counsel, Chief Compliance Officer and Secretary

[Joint Filing Agreement]

RIVERSTONE ECHO GP, LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE ECHO PARTNERS, L.P.

By Riverstone Echo GP, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE ECF GP, LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE ECHO ROLLOVER GP, LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE ECHO CONTINUATION HOLDINGS, L.P.

By Riverstone ECF GP, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE ECHO ROLLOVER HOLDINGS, L.P.

By Riverstone Echo Rollover GP, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

[Joint Filing Agreement]

RIVERSTONE ENVIVA HOLDINGS GP, LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE HOLDINGS LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Authorized Person

RIVERSTONE/GOWER MGMT CO HOLDINGS, L.P.

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Manager

RIVERSTONE MANAGEMENT GROUP, L.L.C.

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Manager

R/C WOOD PELLET INVESTMENT PARTNERSHIP, L.P.

By Riverstone/Carlyle Renewable Energy Partners II, L.P., its general partner

By R/C Renewable Energy GP II, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Authorized Person

RIVERSTONE/CARLYLE RENEWABLE ENERGY PARTNERS II, L.P.

By R/C Renewable Energy GP II, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Authorized Person

[Joint Filing Agreement]

R/C RENEWABLE ENERGY GP II, LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Authorized Person

/s/ David M. Leuschen
David M. Leuschen

/s/ Pierre F. Lapeyre Jr.
Pierre F. Lapeyre Jr.

[Joint Filing Agreement]